Exhibit 10.12.9

CONFIDENTIAL TREATMENT REQUESTED

Governed by: MASTER SERVICES AND LINKING AGREEMENT between Toshiba America Information Systems, Inc. (“TAIS” or “Toshiba” or “Client”) and Synacor, Inc. (“Synacor”) effective as of July 1, 2010 (“Agreement”)

Marketing Services Statement of Work

Customer Name Toshiba America Information Systems, Inc.

Project Name December 2014 – March 2015 Toshiba Marketing Calendar

This Statement of Work (“SOW”) dated December 22, 2014 between Synacor and Toshiba details services to be provided, and is subject to and a Supplement of the Master Services and Linking Agreement entered into between the parties dated as of July 1, 2010 (including the exhibits, schedules and amendments thereto, the “Agreement”). All terms defined herein shall be applicable solely to this Statement of Work. Any capitalized terms used herein, which are defined in the Agreement and not otherwise defined herein, shall have the meanings ascribed to them in the Agreement. Where the terms of the Agreement conflict with those of this Statement of Work, the terms of this Statement of Work will control.

BACKGROUND

Toshiba partners with Synacor to offer several portals to end users. Toshiba would like to partner with Synacor to use marketing campaigns [*].

SCOPE AND REQUIREMENTS

The scope of this SOW is to cover marketing campaigns designed, developed, and deployed (posted to the Toshiba portal(s)) by Synacor, and/or third party agencies on behalf of Synacor, for Toshiba between December 1, 2014 and March 31, 2015.

Specific campaigns are listed below.

Any additional needs, features, functions or requirements not described herein are outside the scope of this SOW. Any request that falls outside the scope of services specified in this SOW may be addressed through an amendment to this SOW or a separate SOW.

PROJECT APPROACH AND PLAN

The following is a high-level milestone schedule for the project. The listed dates are all relative to the project start date agreed to by both parties.

•	[*]
•	[*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

•	[*]
•	[*]
•	The targeted launch date for this project is December 1, 2014 – March 31, 2015.

PROJECT GOVERNANCE AND COMMUNICATIONS

•	Project Sponsors:
•	[*]
•	[*]
•	Key stakeholders:
•	[*]
•	[*]
•	[*]

PROJECT DELIVERABLES

Design, development and deployment of agreed upon tactics of the above marketing campaigns at the agreed upon deployment schedule and will vary for each campaign. The details of each marketing campaign (including the cost of each campaign) shall be communicated to Toshiba by Synacor via email and shall be subject to Toshiba’s written approval (email shall suffice).

ASSUMPTIONS AND DEPENDENCIES

Critical assumptions made as to scope, availability, and responsiveness.

•	Synacor will provide all the design, development and deployment of tactics to Toshiba portals for the above listed campaigns.
•	Synacor will provide weekly updates on progress related to these campaigns.
•	[*].
•	Toshiba will, in a timely manner, make resources available to Synacor as reasonably needed to complete the project.
•	Toshiba will respond promptly to Synacor’s requests for information.

Any failure to comply with these assumptions may delay provision of the deliverables set forth herein.

FEES, EXPENSES AND PAYMENT TERMS

The marketing services fees for the project are calculated as follows:

•	[*]

•	[*]
•	[*]

Total estimated marketing services fees for the project described in this SOW will be $[*].

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

CONFIDENTIALITY

The parties expressly agree that any information disclosed in connection with this SOW that constitutes Confidential Information shall be subject to the confidentiality obligations contained in the Agreement.

INDEPENDENT CONTRACTORS.

Synacor and Toshiba expressly recognize and agree that they are independent contractors and that the Agreement including this SOW shall not constitute or be construed as creating a partnership, employer-employee relationship, joint venture or agency agreement between the parties hereto, and neither of the parties hereto nor any of their employees or agents shall have the power or authority to bind or obligate the other party.

SIGNATURES

By signing below, the parties agree to the performance of the services outlined in this SOW for the fees indicated above.

SYNACOR, INC.		TOSHIBA AMERICA
INFORMATION SYSTEMS, INC.

Signature:	/s/ George G. Chamoun	Signature:	/s/ Ti Le
Name:	George G. Chamoun	Name:	Ti Le
Title:	President, Sales & Marketing	Title:	Group Manager, Consumer Cloud Services
Date:	December 23, 2014	Date:	December 23, 2014